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                                                                    EXHIBIT 23.2


                       CONSENT OF LAZAR LEVINE & FELIX LLP

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 15, 2002, relating to the financial statements of Hunapu Inc. (a development stage company), and to the reference to our firm under the caption "Experts" in the registration statement.






                                               /s/ LAZAR LEVINE & FELIX LLP
                                               ---------------------------------
                                               LAZAR LEVINE & FELIX LLP

New York, New York
February 10, 2003